STATEMENT OF ADDITIONAL INFORMATION

for

FAM VALUE FUND
FAMVX

FAM DIVIDEND FOCUS FUND
FAMEX

FAM SMALL CAP FUND
FAMFX

Investor Shares

Dated: May 1, 2026, as supplemented June 29, 2026

384 North Grand Street, P.O. Box 399
Cobleskill, NY 12043
Telephone Number (800) 932-3271
www.fenimoreasset.com

FENIMORE ASSET MANAGEMENT TRUST

The FAM Funds currently offer three mutual funds: FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (the “Funds”). Each of the Funds is a separate investment series of Fenimore Asset Management Trust (the “Trust”), which is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company, and each of the Funds is a diversified open-end management investment company.

This Statement of Additional Information (“SAI”) is not a Prospectus but rather should be read in conjunction with the Prospectus for the Investor Shares of the Funds dated the same date. A copy may be obtained without charge from the Funds by calling or writing the address and telephone number noted above.

This SAI incorporates by reference the Funds’ financial statements for the fiscal year ended December 31, 2025 that are included in the Funds’ most recent report on Form N-CSR. Copies of the most recent annual and semi-annual reports to shareholders and the Funds’ Annual Financial Statements are included in the Funds’ Form N-CSR that is filed with the SEC and may be obtained without charge from the Funds by calling or writing the address and telephone number noted above and they may also be obtained online at the Funds’ website fenimoreasset.com.

Investment Advisor
Fenimore Asset Management, Inc.
384 North Grand Street
Cobleskill, NY 12043

Investment Objective and Policies

FAM Value Fund has an investment objective to maximize long-term return on capital. FAM Dividend Focus Fund has an investment objective of providing current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing equity securities that pay dividends. FAM Small Cap Fund has an investment objective to maximize long-term return on capital.

Normally, the Funds’ investments will be concentrated in common stocks unless the stock market environment has risen to a point where the advisor to the Funds, Fenimore Asset Management, Inc., (“Fenimore” or the “Advisor”), can no longer find securities that have been determined by Fenimore to be undervalued. During such periods, investments will be made in fixed-income investments until such time as more attractive common stocks can be found for purchase. Generally, under normal market conditions, the Funds will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks.

The Funds may also invest in shares of other investment companies, including Exchange Traded Funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in other investment companies may involve duplication of certain fees and expenses. By investing in other investment companies, a Fund becomes the shareholder of that company. As a result, Fund shareholders indirectly bear their proportionate share of the other investment company’s fees and expenses which are paid by the Fund as a shareholder of the other investment company. These fees and expenses are in addition to the fees and expenses that Fund shareholders bear directly in connection with each Fund’s own operations. If the other investment company fails to achieve its investment objective, a Fund’s investment in the other investment company may adversely affect that Fund’s performance.

It is the opinion of Fenimore that the objectives of the Funds are achievable when common stocks can be purchased near to, or at, a discount from their true business worth. Specifically, Fenimore seeks to invest assets in companies that may have some or all of the following characteristics: (a) low price-to-earnings multiples relative to the market as a whole, based upon current and/or potential future earnings of the company; (b) high total returns on capital and with low debt structures; and (c) sell at a market price per share that is near or at a discount to the per share book value - an accounting measure of economic worth. Although the objective is to select stocks with these characteristics, Fenimore is aware that it is unrealistic to assume that each selection will have all or several of the above characteristics.

Fenimore believes that the success of a stock that has some of the above characteristics is dependent upon and invariably a reflection of the quality of management. Therefore, Fenimore spends time in an attempt to assess management’s ability prior to making a commitment with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, and/or conversations with security analysts who actively follow the company for investment brokerage firms. While Fenimore feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by Fenimore are purely subjective in nature. Therefore, there can be no assurance that Fenimore will be successful in achieving its investment objectives for the Funds.

It is Fenimore’s belief that the objectives of the Funds can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if Fenimore, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock’s current market quotation. Thus, the Funds serve little purpose for investors who wish to take advantage of short-term fluctuations in net asset values (“NAV”) per share.

From time to time, Fenimore may also choose to invest some or all of the Funds’ assets in fixed-income investments of the types more fully described in the Funds’ Prospectus dated this same date. Such investments will be purchased and held during periods when Fenimore is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention.

Fenimore recognizes that while the Funds remain small in size, Fenimore may have greater flexibility in achieving its objectives. However, as the Funds grow in size, it may become more difficult for Fenimore to find securities to invest in that meet the objectives of the Funds. This may also occur during periods when the stock market in general has

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been rising for a long period of time. Therefore, Fenimore reserves unto itself the right to limit the asset size of the Funds by discontinuing sales of their shares at any time. The Board of Trustees (the “Board”) of the Funds may suspend sales whenever, in its collective wisdom, it believes it necessary in order for the Funds to continue to adhere to their stated objectives, or that for other reasons it would be in the best interests of Fund shareholders to do so. While sales are suspended, existing shareholder accounts will be able to continue to reinvest their dividends and will be able to continue to redeem their shares.

It should be clear to investors in FAM Funds that Fenimore believes income is an important factor in achieving its objectives. Fenimore is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (See “Certain Federal Income Tax Considerations”). Tax deferred portfolios, like IRA and pension monies, are ideally suited for investment in shares of FAM Funds for these reasons.

Additional Investment Techniques and Related Risks

Although each Fund will primarily invest in equity securities, subject to the investment policies and restrictions as described in the Prospectus and in this SAI, each Fund may invest to a limited extent in any of the following securities or pursue any of the following investment strategies which are not part of each Fund’s principal investment strategies.

Derivatives

The Funds may use futures, options or other forms of derivatives. To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction and to the extent the Funds’ view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Certain derivatives instruments could also be illiquid and subject to the limitation on illiquid investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. “Illiquid investments” include any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds have implemented a Liquidity Risk Management Program to identify illiquid investments.

The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”).

Pursuant to Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies, the Funds have adopted a “Derivatives Risk Management Policy and Procedures” to address the requirements of a limited derivatives user under Rule 18f-4. Currently, the Funds in the Trust do not invest in derivatives instruments.

Borrowing

Each Fund may borrow from banks for temporary or emergency purposes. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. To the extent the Funds choose to borrow, the volatility of the Funds’ net asset value may increase. Additionally, money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

Short-Sale Transactions

The Funds may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Generally, consistent with the 1940 Act, the Funds

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would be permitted only to engage in short-sale transactions “against the box,” in which case a Fund owns or has the right to obtain securities identical to those sold short. A Fund may incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Loans of Portfolio Securities

The Funds are permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for a Fund.

Additional Risks Associated with Certain Issuers

The Funds may make investments in the shares of issuers that have relatively short operating histories (typically, less than three years), which may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

The Funds may also invest in the shares of issuers that do not have quoted markets. Such issuers generally do not have financial and similar information about them readily available to the same extent that issuers having quoted markets have available to investors. Such a lack of financial and related data may cause such issuer’s shares to experience greater market volatility.

Cyber Security and Artificial Intelligence Related Risks

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds are susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and gaining unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV per share, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. In addition, because the Funds work closely with third-party service providers (e.g., the custodian), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders. While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful.

Additionally, as computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent systems. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence (“AI”) on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage AI-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with AI and its rapid and unpredictable evolution, including (but not

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limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Market Risk

Market risk reflects the fact that the value of your investment will go up and down, which means that you could lose money on your investment. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Financial markets have become increasingly interconnected on a global basis and, as a result, the occurrence of events related to any of these market risks in various global regions can thus cause volatility to occur in the domestic and global markets and can cause declines in the value of assets held by the Funds in response. Changes in the value of portfolio assets could be short-term or long-term, depending on the applicable circumstances.

Regulatory and Legal Risk

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. For example, in September 2023, the SEC adopted amendments to Rule 35d-1 under the 1940 Act regarding names of registered investment companies, such as the Funds. The amendments could cause some Funds to change their name or investment policies and make other adjustments to their portfolio investments. Implementation of any such change could adversely impact a Fund’s investment strategies or investments. The impact of the rule amendments is still uncertain and under assessment.

Investment Restrictions

Each Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares in accordance with requirements under the 1940 Act. Accordingly, no FAM Fund will:

(A)	Invest in the purchase and sale of real estate.
(B)	Invest in commodities or commodity contracts, except options, futures contracts and options on futures contracts.
(C)	Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund’s total assets.
(D)	Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.
(E)	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Trust may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)
(F)	Make loans to others, except that each Fund may lend portfolio securities so long as no such loan is made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. For these purposes the purchase of publicly distributed indebtedness is excluded and not considered making a loan.
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(G)	Issue senior securities, except to the extent permitted by the 1940 Act, by SEC exemptive order, or by the SEC.
(H)	Invest more than 25% of its assets valued at the time of purchase in any one industry or similar groups of industries, except U.S. government securities.
(I)	Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities.

History and Background of Investment Advisor

The investment advisor to the Funds is Fenimore Asset Management, Inc. (“Fenimore” or the “Advisor”). Fenimore is a New York corporation registered under the Investment Advisers Act of 1940, as amended, with the SEC. Fenimore is majority owned by Mr. Thomas O. Putnam, its founder and Executive Chairman and the President of the Funds. Fenimore was incorporated on November 20, 1974 and has been continuously offering investment advisory services since the date of its formation under the direction and control of Mr. Putnam. The principal activity of Fenimore since 1974 has been to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and Keogh retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Paul C. Hogan, CFA, serves as co-manager of the FAM Dividend Focus Fund with Mr. Preston. Mr. Hogan is employed by Fenimore as an Investment Research Analyst. He has been actively involved in investment research activities since 1991.

Andrew F. Boord serves as co-manager of the FAM Small Cap Fund with Mr. Gioia. Mr. Boord is employed by Fenimore as an Investment Research Analyst. He has been actively involved in investment and portfolio management and research activities since 1995.

Andrew P. Wilson, CFA, serves as co-manager of the FAM Value Fund with Mr. Roberts. Mr. Wilson is employed by Fenimore as an Investment Research Analyst and joined the firm in 2011. He has been actively involved in portfolio management and investment research activities since 1996.

Kevin D. Gioia, CFA, serves as co-manager of the FAM Small Cap Fund with Mr. Boord. Mr. Gioia is employed by Fenimore as an Investment Research Analyst and joined the firm in 2010. He has been actively involved in investment research activities since 2010 and has assisted with the FAM Small Cap Fund since 2015.

William W. Preston, CFA, serves as co-manager of the FAM Dividend Focus Fund with Mr. Hogan. Mr. Preston is employed by Fenimore as an Investment Research Analyst and he joined the firm in 2016 and he has been actively involved in investment research activities since 2011.

Marc Roberts, CFA, serves as co-manager of the FAM Value Fund with Mr. Wilson. Mr. Roberts is employed by Fenimore as an Investment Research Analyst and joined the firm in March 2020. He has been actively involved in investment research activities since 2007.

Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients. Since 1974, Fenimore, under the control and supervision of Mr. Putnam, has utilized a value investment approach for each client and/or each account. In the opinion of Fenimore, the objectives of FAM Funds can only be met if companies can be purchased at a significant discount from what Fenimore views as their true business worth. In this regard a company is researched almost as if the entire company could be purchased at current stock market prices. Although it will never be the intention of Fenimore to purchase controlling interests in any such company, it is Fenimore’s belief that this fundamental valuation approach removes emotionality from the investment decision-making process and minimizes the long-term risk of the investment. Fundamental to this approach is the seeking of securities of companies that have: (1) demonstrated records of above-average growth of sales and earnings over the

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past 5 to 10 year span and are selling at a price which Fenimore believes is at a discount from the true business worth of the company; (2) become severely depressed in the market because of adverse publicity and are, thus, selling at a deep discount to the perceived future potential value of the company; and (3) the capability of achieving accelerated growth of earnings and the current price understates this potential. Future values may be 100% or more of the current price of the stock and recognition of these values may take two to five years or longer to be realized in the stock market.

Fenimore will not invest assets of any other managed account in shares of the Funds except as directed in writing by a person unaffiliated to the Funds or to Fenimore, having authority to make such direction.

Investment Advisory Services

Fenimore, as investment advisor to the Funds, renders such services under contract that provides for payment to Fenimore of a fee, calculated daily and paid monthly at the rate of 0.90% per annum of each Fund’s average daily net assets. This contract is subject to approval annually by the Funds’ Board and is terminable upon 30 days written notice, one party to the other.

FAM Value Fund

The total investment advisory fees paid by FAM Value Fund to Fenimore during each of the last three fiscal years (before and after waivers and recoupments) is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2025	FISCAL YEAR ENDED DECEMBER 31, 2024	FISCAL YEAR ENDED DECEMBER 31, 2023
$15,939,844 (before waiver)	$15,479,821 (before waiver and recoupment)	$13,404,551 (before waiver and recoupment)
$15,879,914 (after waiver of $59,930)	$15,541,786 (after waiver of $63,035 and recoupment of prior years’ fee reductions of $125,000)	$13,435,438 (after waiver of $55,278 and recoupment of prior years’ fee reductions of $186,165)

FAM Dividend Focus Fund

The total investment advisory fees paid by FAM Dividend Focus Fund to Fenimore during each of the last three fiscal years is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2025	FISCAL YEAR ENDED DECEMBER 31, 2024	FISCAL YEAR ENDED DECEMBER 31, 2023
$6,751,569	$6,802,792	$5,346,365

FAM Small Cap Fund

The total investment advisory fees paid by FAM Small Cap Fund to Fenimore during the last three fiscal years is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2025	FISCAL YEAR ENDED DECEMBER 31, 2024	FISCAL YEAR ENDED DECEMBER 31, 2023
$3,626,651	$3,529,215	$2,874,971

Each Fund is responsible for the costs of its own operation which include the fees of independent accountants, chief compliance officer, brokerage fees, routine administrative expenses, fund accounting expenses and shareholder administrative services expenses. Expenses of “Interested Trustees” shall always remain the responsibility of the Advisor. All employees of the Advisor who perform duties for the Funds shall remain employees of the Advisor, who

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shall bear all employment costs of such staff. If Fenimore ceases to operate for any reason or assigns the contract, such contract is automatically terminated.

Business Management Services

Fenimore also provides certain business management services to the Funds, including the monitoring of the Funds’ relationships with “non-affiliated” third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, Fenimore is entitled to receive a fee from each Fund at a rate of 0.03% of the Fund’s average daily net assets.

For the fiscal years ended December 31, 2025, 2024 and 2023, the Funds paid Fenimore the following business management fees:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
2025	$534,611	$227,787	$124,411
2024	$519,017	$228,856	$120,009
2023	$446,506	$178,370	$95,734

Fenimore has retained Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr., Suite 400, Cincinnati, OH 45246, to provide certain fund sub-administration services to the Funds. Fenimore, and not the Funds, is responsible for the fees that are payable to Ultimus for these services.

Shareholder Administrative Services

The Funds adopted a Shareholder Administrative Services Plan for Investor Shares (the “Shareholder Services Plan”) under which the Investor Shares of each Fund may pay shareholder administrative servicing fees to the Advisor and to financial institutions which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries (collectively, “Service Organizations”), for providing, or arranging for the provision of, certain types of shareholder administrative services to Investor Class shareholders serviced by the Advisor, affiliates of the Advisor or the Service Organization. Such services may include, but are not limited to: (i) assisting the Funds in providing or arranging for the provision of shareholder servicing or sub-transfer agency services to Investor Class shareholders of each of the Funds and assisting in establishing and maintaining shareholder accounts and records for Investor Class shareholders; (ii) aggregating and processing purchase and redemption orders for Investor Class shareholders; (iii) providing Investor Class shareholders with statements showing their positions in the Funds; (iv) processing dividend payments for Investor Class shareholders; (v) providing or arranging for the provision of sub-accounting services in connection with Investor Class Shares of the Funds; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to Investor Class shareholders of the Funds; (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Investor Class Shares of the Funds; (viii) answering inquiries from Investor Class shareholders of a general nature regarding the Funds; (ix) assisting Investor Class shareholders in changing account options, account designations, and account addresses; (x) crediting distributions from the Funds to Investor Class shareholder accounts; and (xi) providing such other non-distribution related shareholder administrative services as may be reasonably requested and which are deemed necessary and beneficial to Investor Class shareholders of the Funds. Pursuant to the Shareholder Services Plan, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% of the average daily net assets of the Investor Shares of each respective Fund.

For the fiscal years ended December 31, 2025, 2024 and 2023, the Investor Shares of the Funds paid the following shareholder administrative servicing fees pursuant to the Shareholder Services Plan:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
2025	$830,422	$861,791	$230,184
2024	$750,694	$648,484	$198,801
2023	$656,199	$578,190	$177,984
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Shareholder Services Agent

The Advisor serves as the shareholder services agent for the Investor Shares of the Funds pursuant to the terms of the Shareholder Account Services Agreement for Investor Shares pursuant to which the Advisor is responsible for providing and/or procuring certain shareholder account services for the Investor Shares of the Funds. In accordance with the Shareholder Account Services Agreement, during the nine-month period ended September 30, 2023, the Advisor utilized the services of its then-affiliate FAM Shareholder Services, Inc. (“FSS”) to provide certain of the shareholder account services to the Funds. Effective as of September 30, 2023, FSS ceased operations and those employees of FSS who previously provided shareholder account services while employees of FSS became employees of the Advisor and have continued to provide the same shareholder services for the Investor Shares of the Funds that had been previously provided by FSS. Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Investor Shares, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund. For the fiscal years ended December 31, 2025, 2024 and 2023, the Investor Shares of the Funds paid the Advisor the following shareholder account services fees:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
2025	$1,476,324	$341,377	$164,954
2024	$1,428,005	$480,882	$158,324
2023	$1,253,408	$333,580	$132,490

Fenimore has retained Ultimus to serve as the co-transfer agent and to provide certain shareholder services to the Funds. Fenimore, and not the Funds, is responsible for the fees that are payable to Ultimus for these services.

Fund Accounting Agent

The Advisor serves as the fund accounting agent for each class of shares of the Funds. In its capacity as fund accounting agent, the Advisor is entitled to receive a fee, on an annual basis, of 0.07% of the average daily net assets of each Fund’s Investor Shares. For the fiscal years ended December 31, 2025, 2024 and 2023, the Investor Shares of the Funds paid the Advisor the following fund accounting agent fees:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
2025	$1,206,665	$524,587	$168,616
2024	$1,175,612	$530,159	$166,515
2023	$1,016,498	$416,195	$138,573

Fenimore has retained Ultimus to provide certain sub-accounting services to the Funds. Fenimore, and not the Funds, is responsible for the fees that are payable to Ultimus for these services.

Expense Limitation Agreements

Pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2027, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund. Each Fund agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for Investor Shares of the Fund to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This Expense Limitation Agreement may only be amended or terminated by the Board.

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For the year ended December 31, 2025, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived $59,930 in fees for FAM Value Fund. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2025.

For the year ended December 31, 2024, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived $63,035 in fees for FAM Value Fund and the Advisor recouped $125,000 of previously waived fees from FAM Value Fund. The FAM Dividend Focus Fund and FAM Small Cap Fund did not have any advisor fee reductions during the year ended December 31, 2024.

For the year ended December 31, 2023, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived $55,278 in fees for FAM Value Fund and the Advisor recouped $86,165 of previously waived fees from FAM Value Fund. The FAM Dividend Focus Fund and FAM Small Cap Fund did not have any advisor fee reductions during the year ended December 31, 2023.

As of December 31, 2025, the amounts of previously waived fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	May 31
Fund	2026	2027	2028	Total
FAM Value Fund	$55,278	$63,035	$59,930	$178,243

Portfolio Managers

Andrew P. Wilson and Marc Roberts are co-managers of the FAM Value Fund. Paul C. Hogan and William W. Preston are co-managers of the FAM Dividend Focus Fund. Andrew F. Boord and Kevin D. Gioia are co-managers of the FAM Small Cap Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed†	Other Pooled Investment Vehicle Accounts	Assets Managed†	Other Accounts	Assets Managed†	Total Assets Managed†*
Paul C. Hogan	None	$0	0	$0	362	$686	$686
Andrew F. Boord	None	$0	1	$46	52	$150	$196
Andrew P. Wilson	None	$0	0	$0	606	$1,279	$1,279
Kevin D. Gioia	None	$0	1	$46	52	$150	$196
William W. Preston	None	$0	0	$0	362	$686	$686
Marc Roberts	None	$0	0	$0	621	$1,418	$1,418

† Millions

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers at the Advisor may manage accounts for multiple clients. While the managers do not manage other registered investment companies, they do manage separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Advisor make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Advisor does not track the time a portfolio manager spends on a single portfolio, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Advisor seeks to manage competing interests

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for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

Because a portfolio manager’s compensation may be affected by revenues earned by the Advisor, the incentives associated with any given account may be higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. The Advisor may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Advisor monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with the Advisor’s Code of Ethics.

The compensation of the portfolio managers varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the portfolio manager for the given time period. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of December 31, 2025, is as follows:

Dollar Range of Equity Securities Beneficially Owned
Portfolio Manager	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
Paul C. Hogan	Over $1,000,000	Over $1,000,000	Over $1,000,000
Andrew F. Boord	$500,001 - $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Andrew P. Wilson	Over $1,000,000	Over $1,000,000	$500,001 - $1,000,000
Kevin D. Gioia	$500,001 - $1,000,000	$500,001 - $1,000,000	$100,001 - $500,000
William W. Preston	$500,001 - $1,000,000	$500,001 - $1,000,000	$100,001 - $500,000
Marc Roberts	$500,001 - $1,000,000	$500,001 - $1,000,000	$100,001 - $500,000

Board Of Trustees and Officers

Overall responsibility for management of the Funds rests with the Board, which is elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to actively supervise the day-to-day operations of the Funds. The Trustees and officers serve for an indefinite period of time.

Board Leadership Structure

Ms. Gonick, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. The Board has designated a number of standing committees, as

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further discussed below, each of which has a Chair. The Board may also designate working groups or committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Yolanda P. Caldwell — As an experienced business professional who has previously worked in the financial services industry for a large, global insurance and asset management company and who currently serves as a Director for The State University of New York, and who has previously served as the Chief Diversity Officer for the College of Saint Rose in Albany, New York, Ms. Caldwell has experience managing diverse business operations and communications projects. Ms. Caldwell also previously served as the Director of the Women’s Leadership Institute and the BOLD Women’s Leadership Network at the College of Saint Rose, each of which provide support to, and foster the development of, women leaders. Ms. Caldwell also has useful long-term experience as the owner and principal strategist for her own strategic consulting firm.

Kevin J. McCoy — As a certified public accountant with over 40 years of experience in the industry, Mr. McCoy has extensive experience and background in the auditing of operating companies and in business and financial matters. Mr. McCoy has also been designated as one of the financial experts on the Trust’s Audit Committee, of which he is the Chair. In addition, he also has had long-standing service as a member of the Board of Trustees.

Denise V. Gonick — As the former President and Chief Executive Officer of a health insurance organization and as the current owner of her own strategic advisory firm, Ms. Gonick has extensive experience and background in business management, operations and corporate governance. As a trained lawyer and former Chief Legal Officer for the company that she formerly headed, Ms. Gonick also has legal and compliance training and experience. Over her career, Ms. Gonick has been directly involved in corporate leadership, transactions, strategic planning, executive management, financial management, compliance and government relations.

Justine Phoenix — As a former financial services industry executive who has served in leadership roles in the brokerage and asset management industries and who has also served in senior positions with key industry trade associations, Ms. Phoenix has extensive experience with mutual fund management and operations. Ms. Phoenix most recently served as Vice President of Product and Distribution for Nicsa, a financial services trade association where she was directly involved with industry efforts to accelerate diversity, equity and inclusion in the global asset management industry through her prior position as Head of Nicsa’s Diversity Project North America.

Kenneth R. Stoll — As the former President, Chief Financial Officer and Chief Operating Officer of an investment management firm and mutual fund sponsor, Mr. Stoll has extensive experience and background in the management and operations of SEC-registered mutual funds. Mr. Stoll has also been designated as one of the financial experts on the Trust’s Audit Committee. Mr. Stoll was also a certified public accountant and was previously a partner with the public accounting firm of PricewaterhouseCoopers LLP focusing primarily on the auditing of mutual funds. He has a useful knowledge and understanding of the mutual fund industry based on more than 30 years in this field. Mr. Stoll serves as Chair of the Trust’s Nominating and Corporate Governance Committee.

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The names of Trustees and officers of the Funds, and their respective duties and affiliations are as follows:

Name, Address, and Year of Birth	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Director- ships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES±
Yolanda P. Caldwell 384 North Grand St. Cobleskill, NY 12043 1969	Trustee since May 2022	Owner of Titus Enterprises, LLC (strategic consulting firm) (August 2002 to present); Director at The State University of New York (institution of higher learning) (February 2024 to present); Grant Administrator, New York State Education Department (state education organization) (August 2018 to February 2024); Chief Diversity Officer, the College of Saint Rose (institution of higher learning) (November 2020 to December 2023); Director of the Women’s Leadership Institute at the College of Saint Rose (October 2018 to December 2023)	3	None
Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019; Chair of the Board since 2026	Strategic Adviser with Cross Sound Concepts (self-founded strategic consulting firm) (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019) (a health insurance company)	3	Chemung Financial Corporation
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Mengel Metzger Barr & Co. LLP, certified public accounting firm (January 2023 to present); Principal, Marvin and Company, P.C., certified public accounting firm (prior to January 2023)	3	None
Justine Phoenix 384 North Grand St. Cobleskill, NY 12043 1959	Trustee since December 2023	Retired. Vice President of Product and Distribution for Nicsa (a financial services industry trade association) (October 2017 to December 2024)	3	None
Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc. (an investment management firm and mutual fund sponsor)	3	None

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OFFICERS
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since August 2024	Vice President, Financial Administration of Ultimus Fund Solutions, LLC since March 2022. She has worked at Ultimus in various capacities since January 2007.	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017	Vice President, Senior Managing Counsel, since August 2022, Vice President, Senior Legal Counsel (February 2020 to August 2022) Ultimus Fund Solutions, LLC.	N/A	N/A
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 1955	Chief Compliance Officer since February 2020	Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer & CCO, Miles Capital, Inc. (June 2013 to December 2019).	N/A	N/A

† Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

* “Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

± The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

The Trustees have established an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and an Advisory Board. The Audit Committee, which is composed of at least three of the Trust’s Independent Trustees, is composed of Mses. Caldwell, Gonick and Phoenix and Messrs. McCoy and Stoll. The Audit Committee: (i) selects the Trust’s independent registered public accounting firm and recommends to the Board the selection; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent registered public accounting firm; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the fiscal year ended December 31, 2025, the Audit Committee met twice.

The Nominating and Corporate Governance Committee is composed of the Independent Trustees, Mses. Caldwell, Gonick and Phoenix and Messrs. McCoy and Stoll. The Nominating and Corporate Governance Committee: (i) recommends nominees to the full Board for election to the Board; (ii) evaluates each candidate’s qualifications for Board membership and his or her independence from the Trust’s investment manager and other principal service providers; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust’s policies and

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procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The Committee does not have a stated policy of considering nominees recommended by the Trust’s shareholders. For the fiscal year ended December 31, 2025, the Committee met once.

Valuation Committee

The Valuation Committee is composed of the Independent Trustees, Messrs, McCoy and Stoll and Mses. Caldwell, Gonick and Phoenix. The function of the Valuation Committee is to review reports from the Advisor, as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act, pursuant to the procedures used by the Advisor to value securities held by any of the Funds for which current and reliable market quotations are not “readily available” (as defined by Rule 2a-5 under the 1940 Act). The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets on an as-needed basis to consider valuation matters submitted for their review. For the fiscal year ended December 31, 2025, the Committee did not convene any meetings.

The Board has designated the Advisor as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and has delegated fair value determinations to the Advisor, subject to the supervision of the Board. The Advisor, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s investments, establishing and applying fair value methodologies, testing the appropriateness of fair value methodologies and overseeing and evaluating third-party pricing services.

Advisory Board

The Board has established an Advisory Board which assists the Board in its oversight of the Funds’ management and operations. Advisory Board members do not vote on any matters involving the Funds. Advisory Board members are compensated to the same extent as the members of the Board. Each Advisory Board member serves until his or her resignation, death or removal.

Information concerning the current Advisory Board membership is set forth below:

Name, Address, and Year of Birth	Position(s) Held With Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Advisory Board Member	Other Director- ships Held by Advisory Board Member During Past 5 Years
ADVISORY BOARD
Anne Putnam* 384 North Grand St. Cobleskill, NY 12043 1977	Advisory Board Member Since June 4, 2026	Chief Executive Officer, Fenimore Asset Management, Inc. (October 2023 to present); Senior Vice President, Fenimore Asset Management, Inc. (September 2017 to September 2023)	3	Fenimore Asset Management Trust (December 2023 to June 2026)
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Patrick W.D. Turley, Esq.** 384 North Grand St. Cobleskill, NY 12043 1961	Advisory Board Member Since January 1, 2026	Retired. Partner, Dechert LLP (law firm)	3	None

* Ms. Putnam is considered to be an “interested person” (as that term is defined in the 1940 Act) of the Trust by virtue of her employment as Chief Executive Officer of Fenimore Asset Management, Inc., the Trust’s investment advisor.

** Mr. Turley is considered to be an “interested person” (as that term is defined in the 1940 Act) of the Trust as a result of the fact that he previously served as a partner of Dechert LLP, the law firm that acts as legal counsel to the Trust, within the past two years.

*** “Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

As Ms. Putnam and Mr. Turley were appointed to the Advisory Board effective in 2026, neither received any compensation during the Funds’ most recently completed fiscal year.

For the fiscal year ended December 31, 2025, the dollar range of equity securities owned by each Trustee in each Fund and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Yolanda P. Caldwell	FAM Value Fund	$10,001-$50,000	$50,001-$100,000
	FAM Dividend Focus Fund	$10,001-$50,000
	FAM Small Cap Fund	$10,001-$50,000
Denise V. Gonick	FAM Value Fund	$10,001-$50,000	Over $100,000
	FAM Dividend Focus Fund	$10,001-$50,000
	FAM Small Cap Fund	$10,001-$50,000
Kevin J. McCoy	FAM Value Fund	Over $100,000	Over $100,000
	FAM Dividend Focus Fund	Over $100,000
	FAM Small Cap Fund	Over $100,000
Justine Phoenix	FAM Value Fund	$10,001-$50,000	Over $100,000
	FAM Dividend Focus Fund	$10,001-$50,000
	FAM Small Cap Fund	$10,001-$50,000
Kenneth R. Stoll	FAM Value Fund	Over $100,000	Over $100,000
	FAM Dividend Focus Fund	Over $100,000
	FAM Small Cap Fund	Over $100,000

Except for Thomas O. Putnam, the President of the Funds, the Officers and Trustees of the Funds own less than 1% of each Fund’s shares outstanding. Mr. Putnam owns beneficially 8.50% of FAM Dividend Focus

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Fund (primarily consisting of Investor Shares); 3.46% of FAM Value Fund (primarily consisting of Investor Shares) and 9.60% of FAM Small Cap Fund (primarily consisting of Institutional Shares).

Trustees of the Funds not employed by Fenimore receive from the Funds an annual fee of $32,000 paid in quarterly installments and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Independent Chair is entitled to receive up to an additional $10,000 annual retainer. The Chairs of the Audit Committee and the Nominating and Corporate Governance Committee are each entitled to receive a $2,000 annual retainer. Trustees who are employees of Fenimore do not receive compensation from the Funds.

For the fiscal year ended December 31, 2025, the Trustees received the following compensation from the Funds:

Name of Trustee	Aggregate Compensation from the Funds Accrued as Part of Fund Expenses	Pension or Retirement Benefits	Est. Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees
Yolanda P. Caldwell	$32,000	$0	$0	$32,000
Denise V. Gonick	$34,000	$0	$0	$34,000
Kevin J. McCoy	$34,000	$0	$0	$34,000
Justine Phoenix	$32,000	$0	$0	$32,000
Kenneth R. Stoll	$32,000	$0	$0	$32,000

Board Oversight of Risk Management

The Funds are subject to various risks including, among others, investment, liquidity, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Advisor and other service providers who carry out the Funds’ investment management and business affairs. The Advisor and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Advisor, including from the Advisor in its capacity as the administrator of the Funds’ Liquidity Risk Management Program, the Funds’ Chief Compliance Officer (“CCO”), and from legal counsel. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. On an annual basis, the Advisor, as the administrator of the Funds’ Liquidity Risk Management Program, provides the Board with a written report that addresses the operation, adequacy, and effectiveness of the Liquidity Risk Management Program. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Proxy Voting

The Trust has delegated the proxy voting decisions on securities held in the Trust’s portfolios to Fenimore in its capacity as investment advisor. Fenimore has adopted Proxy Voting Policies and procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of

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the Trust’s shareholders, as determined by the investment advisor in good faith, subject to any restrictions or directions of the Trust. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as amended, as well as the investment advisor’s fiduciary duties under federal and state law to act in the best interest of its clients. The Board of the Trust has approved the Proxy Voting Policies.

For routine proposals (such as those which do not change the structures, by-laws, or operations of a company), Fenimore will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the “Proxy Voting Committee”) as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

If Fenimore determines that voting a particular proxy would create material conflict of interests between its interests or the interests of any affiliated parties and the interests of the Trust, Fenimore will either (i) disclose such conflict of interest to the Nominating and Corporate Governance Committee of the Board and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Nominating and Corporate Governance Committee of the Board.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve-month period ended June 30th is filed with the SEC on Form N-PX. This proxy voting information for the Funds as presented on Form N-PX is available: (1) without charge, upon request by calling the Funds at 800-932-3271; (2) on the Funds’ website at www.fenimoreasset.com, and (3) on the SEC’s website at www.sec.gov.

Control Persons and Principal Security Holders

As of April 2, 2026, the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding Investor Shares of the Funds, as indicated:

NAME OF FUND CLASS OF SHARES	NAME AND ADDRESS OF BENEFICIAL OWNER*	PERCENT OF CLASS*
FAM Value Fund Investor Shares	Charles Schwab & Co., Inc. Attn: Mutual Funds Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	8.69%
	National Financial Services Corp Attn: Mutual Funds-No Load-5th Fl P.O. Box 770001 Cincinnati, OH 45277-0033	7.69%
FAM Dividend Focus Fund Investor Shares	Charles Schwab & Co., Inc. Attn: Mutual Funds Reinvest Account FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	20.07%
	National Financial Services Corp. Attn: Mutual Funds-No Load-5th Fl P.O. Box 770001 Cincinnati, OH 45277-0033	12.13%
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	Thomas O. & Patricia Putnam 384 N. Grand Street Cobleskill, NY 12043	8.50%
FAM Small Cap Fund Investor Shares	Charles Schwab & Co., Inc. Attn: Mutual Funds Special Custody Account FBO Customers101 Montgomery Street San Francisco, CA 94104	18.51%
	National Financial Services Corp. Attn: Mutual Funds-No Load-5th Fl P.O. Box 770001 Cincinnati, OH 45277-0033	13.59%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

Principal Underwriter

Fenimore Securities, Inc. (the “Distributor”) serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of the Advisor. Thomas O. Putnam is the majority shareholder of Fenimore and the sole shareholder of Fenimore Securities, Inc. The Distributor receives no compensation for providing distribution services to the Funds.

Other Service Providers

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds.

Transfer Agent

The Trust is registered as a transfer agent with the SEC and acts as transfer agent for its own shares of beneficial interest. Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Cincinnati, Ohio 45246 also acts as co-transfer agent.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm.

Fund Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

Securities Lending Activities

During the fiscal year ended December 31, 2025, none of the Funds engaged in any securities lending activities.

Information about the Trust

The Trust, which is organized as a Massachusetts business trust, was established on June 18, 1986. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest in the Trust and to divide the interests in the Trust into one or more series and classes of shares. The Trust currently consists of the three series of shares, and each series of shares consists of two separate classes of shares: Investor Shares and

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Institutional Shares. The shares of each class of a Fund represent an interest in the same portfolio of investments of the individual Fund. With respect to voting of shares, on certain issues, such as the election of Trustees of the Trust, all shares of the Trust vote together. Shareholders of a Fund will vote separately on matters that pertain solely to that Fund, such as voting on a proposed change to a fundamental investment limitation that applies to a particular Fund. Likewise, shareholders of a separate class of shares will vote separately on matters that pertain solely to that particular share class. The Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts

Brokerage Allocations

Pursuant to the Investment Advisory Agreements applicable to each of the Funds, Fenimore determines, subject to the general supervision of the Board and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are eligible to execute a Fund’s portfolio transactions. Fenimore’s objective in selecting brokers and dealers and in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution with respect to each Fund’s portfolio transactions, and a number of judgmental factors are considered to the extent that they are deemed relevant. In applying these factors, Fenimore recognizes that different broker-dealers may have different execution capabilities with respect to different types of securities and transactions. The factors include, but are not limited to: (1) Fenimore’s knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security being traded; (3) the size and type of the transaction; (4) the nature and character of the markets for the security to be purchased or sold; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the particular security; (7) confidentiality; (8) the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; (9) Fenimore’s knowledge of actual or apparent operational problems of any broker-dealer; (10) the broker-dealer’s execution services rendered on a continuing basis and in other transactions; and (11) the reasonableness of spreads or commissions.

In allocating brokerage, and consistent with Fenimore’s policies and procedures, Fenimore takes into account the value of brokerage and research services provided by a broker-dealer, as long as such consideration does not jeopardize the objective of seeking best price and execution for Fund transactions. When appropriate under its discretionary authority and consistent with the duty to seek best execution, Fenimore can direct brokerage transactions for Fund portfolio purchase and sale transactions to broker-dealers who provide Fenimore with useful research and brokerage products and services. Research services provided by a broker-dealer can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by broker-dealer). Fenimore may cause a Fund to pay commissions higher than those that another broker-dealer would have charged if Fenimore believes that the commission paid is reasonable relative to the value of the brokerage and research services that are received. The brokerage commissions used to acquire research (as well as brokerage) services in these arrangements are known as “soft dollars.” Fenimore can use soft dollars to acquire either type of research and any permissible brokerage services. However, Fenimore will not enter into any agreement or understanding with a broker-dealer that would obligate Fenimore to direct a specific amount of brokerage transactions or commissions in return for such research (or brokerage) services. Research services received by Fenimore may be useful to the firm in providing services to various of its clients other than the Funds, and not all such services are used by Fenimore in connection with its management of the Funds. Similarly, research services provided to Fenimore by broker-dealers through which transactions are executed for those of its clients other than the Funds may be used by the firm in providing services to the Funds.

Fenimore can allocate Fund brokerage commissions for brokerage and research services that are also available for cash, where appropriate and permitted by law (or choose to pay cash for certain services acquired from external sources). Section 28(e) of the Securities Exchange Act of 1934, as amended, provides a “safe harbor” that allows an investment adviser to pay for research and brokerage services with the commission dollars generated by Fund transactions. The receipt of these services in exchange for soft dollars benefits Fenimore by allowing Fenimore, at no cost to it, to: (1) supplement its own research and analysis activities, (2) receive the views and information of individuals and research staffs of other securities firms, and (3) gain access to persons having special expertise on certain companies, industries, areas of the economy and market factors. Research and brokerage services acquired with soft dollars can include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation and trading systems;

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risk measurement; analyses of corporate responsibility issues; and financial and market database services. Soft dollars benefit Fenimore in that Fenimore does not then need to produce or pay for the soft dollar items from its own resources.

In accordance with applicable procedures adopted with respect to the Funds’ brokerage practices, Fenimore may place portfolio brokerage transactions on behalf of the Funds with those broker-dealers that sell shares of the Funds, provided that such brokerage is not deemed to be either direct or indirect compensation to such broker-dealers for the promotion or sale of shares of the Funds.

For the fiscal years ended December 31, 2025, 2024 and 2023, respectively, aggregate commissions paid totaled $85,249, $68,386 and $144,689 for FAM Value Fund. With respect to FAM Dividend Focus Fund, for the fiscal years ended December 31, 2025, 2024 and 2023, respectively, the aggregate commissions paid totaled $34,889, $23,779 and $54,904. With respect to FAM Small Cap Fund for the fiscal years ended December 31, 2025, 2024 and 2023, aggregate commissions paid totaled $124,181, $64,776 and $119,937. No commissions were paid by any Fund to any affiliated parties.

Net Asset Value Calculation

The NAV per share is computed by dividing the aggregate market value of a Fund’s assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange (“NYSE”), which currently is 4:00 p.m. (New York City time), on each day NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices determined by procedures established by the Board if it is the belief of the Board that such price determination more fairly reflects the fair value of such securities. Money market instruments are valued at amortized cost which approximates market value unless the Board determines that such is not a fair value.

The sale of shares of the Funds will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the SEC, or may be suspended by the Board whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

Financial Statements

The Funds’ audited financial statements for the fiscal year ended December 31, 2025 are included in the Annual Financial Statements and are incorporated by reference into this SAI. Copies of the Funds’ Semi-Annual Report and Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this SAI. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Funds, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website (www.fenimoreasset.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Certain Federal Income Tax Considerations

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Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as state, local and foreign tax consequences.

Tax Status of the Funds

Each Fund has elected and intends to qualify annually to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income from certain “qualified publicly traded partnerships,” and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is timely distributed to its shareholders. Each Fund intends to timely distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute in respect of each calendar year an amount generally at least equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For the period ending December 31, 2025, the Funds did not have a short or long-term capital loss carryforward for federal income tax purposes. Capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Fund Investments

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the regulated investment company income and excise tax distribution requirements.

Some debt securities may be acquired by a Fund at a discount such that its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis

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on such debt securities; this additional discount represents market discount for federal income tax purposes. If a Fund acquires a debt security with market discount, the Fund may be required to include a portion of such market discount as ordinary income in each taxable year in which the Fund owns an interest in the debt security and receives a principal payment on it. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the “accrued market discount.”

Distributions

Distributions of investment company taxable income are generally taxable as dividends to a shareholder, whether paid in cash or reinvested in Fund shares. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in the Fund’s shares, and any such amount in excess of that basis will be treated as gain from the sale or exchange of such Fund’s shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to certain limitations, be eligible for the dividends received deduction.

To the extent distributions the Fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, when properly reported as qualified dividend income on written statements furnished to its shareholders, generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains, (i.e., either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rates.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long- term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

A 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Redemptions

Upon a redemption or sale of Fund shares, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

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A shareholder who redeems shares of a Fund in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Shareholders redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

Foreign Shareholders

United States taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, then distributions, other than distributions of capital gains, will generally be subject to U.S. withholding tax of 30% (or lower treaty rate, if applicable), and possible backup withholding at the rate of 24% unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized U.S. nonresident withholding certificate is on file. If the income is effectively connected, then the foreign shareholder will generally be taxed in the same manner as a U.S. resident. Foreign corporate shareholders who have effectively connected income also may be subject to a branch profits tax. Foreign shareholders may also be subject to U.S. federal estate tax on the value of their shares.

Each Fund is currently required to withhold U.S. tax at a 30% rate on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds in order to enable the Funds to determine whether withholding is required. Foreign shareholders should consult their tax advisors for information on the application of these rules to their particular situations.

Disclosure of Fund Portfolio Holdings

The Board has adopted policies and procedures for the public and nonpublic disclosure of each Fund’s portfolio securities. On a quarterly basis, the Funds disclose on the Trust’s website, www.fenimoreasset.com, each Fund’s entire portfolio holdings, including a description of each security and the percentage such security represents of the Fund’s net asset value as of that date and certain additional information regarding their portfolios (e.g., top-10 holdings, asset allocation, sector breakdown). The information will generally be available no earlier than the 10th business day following the quarter-end and shall remain on the website until the next quarter’s information is made publicly available. A complete list of the Funds’ portfolio holdings is also publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-PORT.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (such as the Funds’ custodian, fund accountants, investment advisor, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, as provided in the previous paragraph, and (2) to third-party vendors, currently consisting of Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds’ shareholders and the Funds’ Advisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Funds nor the Advisor may enter into any arrangement

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providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board.

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